UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 5, 2013

Glu Mobile Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33368	91-2143667
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

45 Fremont Street, Suite 2800, San Francisco, California		94105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(415) 800-6100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

RESIGNATION OF MATTHEW DRAPKIN FROM THE BOARD OF DIRECTORS

On April 5, 2013, Matthew Drapkin, a member of the Board of Directors of Glu Mobile Inc. (the "Company"), informed the Company that he was resigning from the Company’s Board of Directors (the "Board"), effective immediately. At the time of his resignation, Mr. Drapkin served as Chairman of the Board’s Compensation Committee and as a member of the Board’s Nominating and Governance Committee. Mr. Drapkin’s decision to resign from the Board was not due to a disagreement with the Company relating to its operations, policies or practices.

APPOINTMENT OF LORNE ABONY TO THE BOARD OF DIRECTORS

On April 10, 2013, the Board appointed Lorne Abony to the Board and as a member of the newly formed Strategy Committee of the Board, effective as of April 10, 2013; Mr. Abony is also expected to be appointed to the Company’s Nominating and Governance Committee at the Board’s April 25, 2013 meeting. Mr. Abony will be compensated for his service on the Board and any committee of the Board on which he serves in accordance with the Company’s compensation program for non-employee directors, which is filed as Exhibit 99.01 to this Current Report on Form 8-K. In addition, the Board approved the Company’s entering into an indemnification agreement with Mr. Abony, in the form filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K, filed with the SEC on June 15, 2009. Mr. Abony has no relationships or transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K, and there are no arrangements or understandings with other persons pursuant to which he was selected as a director.

ACCELERATION OF MATTHEW DRAPKIN’S STOCK OPTIONS

In connection with, and prior to Mr. Drapkin’s resignation from the Board, and in consideration of Mr. Drapkin’s service to the Company, on April 5, 2013, the Compensation Committee approved the acceleration in full of the final tranches of two stock options held by Mr. Drapkin. The first stock option was granted to Mr. Drapkin when he joined the Board on May 6, 2010 and had a three-year vesting schedule, with the final tranche scheduled to vest on May 6, 2013. The second stock option was granted to Mr. Drapkin on June 7, 2012 and had a one-year vesting schedule, with the final tranche scheduled to vest immediately following completion of the Company’s 2013 Annual Meeting of Stockholders. The vesting of a total of 15,833 option shares held by Mr. Drapkin were accelerated by the Compensation Committee.

AMENDMENT TO NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM

On April 10, 2013 the Board approved an amendment to the Company’s Non-Employee Director Compensation Program to provide that the Chair of the Strategy Committee will receive an annual retainer of $20,000 and that each non-employee director member of the Strategy Committee will receive annual compensation of $5,000 for his or her service on that committee.

Item 9.01 Financial Statements and Exhibits.

99.01 Non-Employee Director Compensation Program, adopted on April 10, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

April 11, 2013	By:	Scott J. Leichtner

Name: Scott J. Leichtner
Title: Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.01	Non-Employee Director Compensation Program, adopted on April 10, 2013.